Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events

The Company has evaluated subsequent events to the balance sheet date of June 30, 2025 through October 14, 2025, the date of issuance of the condensed consolidated financial statements. There were no other subsequent events occurred that would require recognition or disclosure in the Company’s unaudited interim condensed consolidated financial statements.

16. Subsequent Events

The Company evaluated all events and transactions that occurred after December 31, 2024 up through the date the Company issued these financial statements and noted that there are no other subsequent events that would require recognition or disclosure in the Company’s consolidated financial statements except for the events mentioned below.

On February 7, 2025, the Company closed its IPO of 2,250,000 ordinary shares. The Shares were priced at $4.50 per share and the gross proceeds of this offering was $10.13 million and raised a total of US$8.8 million in net proceeds. The Shares were previously approved for listing on the Nasdaq Capital Market and commenced trading under the ticker symbol “FBGL” on February 7, 2025.

On February 18, 2025, the Company entered into a research and development agreement with a third party and prepaid US$500,000. The parties are collaborating on developing processes and materials for paint coating steel structures for fire protection and other building applications.

On March 7, 2025, the Company acquired Bright Bless Developments Limited as a wholly-owned subsidiary for USD 100 to support regional expansion. Bright Bless serves as the holding entity for EFMK Supplies Limited, which was acquired on March 10, 2025 for HKD 2 and is positioned as an operating subsidiary focused on interior works in Hong Kong, Macau, and the PRC.